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                                                                   EXHIBIT 10.58





                           FIRST AMENDMENT AGREEMENT

                         Dated as of December 30, 1996

                                     among

                            LCC INTERNATIONAL, INC.

                          LCC DESIGN SERVICES, L.L.C.

                        LCC DEVELOPMENT COMPANY, L.L.C.

                          THE LENDERS SIGNATORY HERETO

                                      and

                            THE CHASE MANHATTAN BANK

                            as Administrative Agent
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                           FIRST AMENDMENT AGREEMENT

         FIRST AMENDMENT AGREEMENT dated as of December 30, 1996 among LCC INTERNATIONAL, INC., a corporation organized under the laws of Delaware (the "Borrower"); LCC DESIGN SERVICES, L.L.C., a limited liability company organized under the laws of Delaware, and LCC DEVELOPMENT COMPANY, L.L.C., a limited liability company organized under the laws of Delaware (collectively, the "Subsidiary Guarantors" and, together with the Borrower, the "Obligers"); each of the financial institutions which is a signatory hereto as a "Lender" (collectively the "Lenders"); and THE CHASE MANHATTAN BANK, a bank organized under the laws of New York, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

         WHEREAS, the Borrower, the Subsidiary Guarantors, the Lenders and the Administrative Agent have entered into that certain Amended and Restated Credit Agreement dated as of September 30, 1996 (as in effect prior to the effectiveness of this Agreement, the "Existing Credit Agreement," and, as amended by this Agreement, the "Amended Credit Agreement") pursuant to which the Lenders have extended credit to the Obligers evidenced by certain Promissory Notes dated September 30, 1996 issued by the Borrower and guarantied by the Subsidiary Guarantors;

         WHEREAS, the Borrower, the Subsidiary Guarantors, the Lenders and the Administrative Agent have agreed to enter into this Agreement to provide for, among other things, the modification of certain covenants and definitions contained in the Existing Credit Agreement; and

         WHEREAS, the Facility Documents, as amended and supplemented by this Agreement (including, without limitation, this Agreement and the Amended Credit Agreement) and as each may be amended or supplemented from time to time, are referred to herein as the "Amended Facility Documents".

         NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                 ARTICLE 1.  AMENDMENTS TO EXISTING CREDIT AGREEMENT.

         Each of the Obligers and, subject to the satisfaction of the conditions set forth in Article 3, the Administrative Agent and the Lenders hereby consents and agrees to the amendments to the Existing Credit Agreement set forth below:





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                 (a)      The definition of "Consolidated EBITDA" in Section
1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

                 "Consolidated EBITDA" means, with respect to any fiscal period, the sum of (a) Consolidated EDIT for such period, plus (b) the aggregate amount of (i) depreciation and amortization expense, (ii) non-cash accruals under the Phantom Membership Plan, (iii) in process research and development expense related to the purchase of all the assets of European Technology Partner AS up to $5,605,000 and (iv) reserves taken during the Fiscal Year ending on December 31, 1996 against receivables, promissory notes and investments in DC and NextWave up to $30,050,000, to the extent that such aggregate amount was deducted in the computation of Consolidated EDIT for such period.

                 (b)      The definition of "Consolidated Intangible Assets" in
Section 1.01 of the Existing Credit Agreement is hereby amended to insert "but in any event excluding, for the Fiscal Quarter ending on December 31, 1996, up to $250,000 of contract rights acquired by Microcell Management, Inc." immediately subsequent to "other similar intangible assets" in such definition.

                 (c)      The definition of "Consolidated Net Income" in
Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

                 "Consolidated Net Income" means, with respect to any fiscal period, net income of the Consolidated Entities for such period (but in any event excluding income resulting from the reversal of reserves taken against receivables, promissory notes or investments in DC or NextWave), as determined on a consolidated basis in accordance with GAP.

                 (d) The definition of "Fiscal Quarter Net Worth Increase Amounts" in Section 1.01 of the Existing Credit Agreement is hereby amended to add "plus (c) 100% of income resulting from the reversal of reserves taken against receivables, promissory notes or investments in DC or NextWave during such Fiscal Quarter" immediately prior to the end of such definition.

                 (e) Section 9.02 of the Existing Credit Agreement is hereby amended to substitute "(a) $48,000,000" in place of "(a)(i) if such time is before December 31, 1996, $64,000,000 or (ii) if such time is on or after December 31, 1996, $69,000,000".

                 (f) Section 9.03 of the Existing Credit Agreement is hereby amended to substitute "(a) if such time is before March 31, 1997, 1.65 to 1.00 or (b) if such time is on or after March 31, 1997, 1.75 to 1.00" in place of "1.75 to 1.00".





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                 ARTICLE 2.  REPRESENTATIONS AND WARRANTIES.

         Each of the Obligers hereby represents and warrants that as of the Effective Date:

         Section 2.1. Existing Representations and Warranties. Each of the representations and warranties contained in Article 6 of the Existing Credit Agreement and in each of the other Facility Documents are true and correct.

         Section 2.2.     No Defaults.   No event has occurred and no condition
exists which would constitute a Default or an Event of Default under the Facility Documents, and no event has occurred and no condition exists which would constitute a Default or an Event of Default under the Amended Facility Documents.

         Section 2.3. Power and Authority; No Conflicts. The execution, delivery and performance by each of the Obligers of the Amended Facility Documents to which it is a party have been duly authorized by all necessary corporate, partnership and limited liability company action and do not and will not: (a) require any consent or approval of its members which has not been obtained; (b) contravene its organizational documents; (c) violate any provision of, or require any filing (other than the filings required pursuant to the terms of the Security Documents), registration, consent or approval under, any law, rule, regulation (including, without limitation, Regulation U), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Parent or any of its Subsidiaries; (d) result in a breach of or constitute a default or require any consent under any indenture or loan or credit agreement, or any other agreement, lease or instrument to which the Parent or any of its Subsidiaries is a party or by which their respective Properties may be bound or affected; (e) result in, or require, the creation or imposition of any Lien (other than as created under the Security Documents), upon or with respect to any of the Properties now owned or hereafter acquired by the Parent or any of its Subsidiaries; or (f) cause the Parent or any of its Subsidiaries to be in default under any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, agreement, lease or instrument.

         Section 2.4. Legally Enforceable Agreements. Each Amended Facility Document to which any Obligor is a party has been duly executed and delivered by such Obligor. Each Amended Facility Document to which any Obligor is a party a legal, valid and binding obligation of such Obligor enforceable against such Obligor in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).





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         Section 2.5.  Financial Statements. The consolidated balance sheets of the Borrower and its Subsidiaries as at December 31, 1996, 1995 and 1994, and the related consolidated statements of income, cash flows and shareholders' equity (or members' capital) of the Borrower and its Subsidiaries, for the Fiscal Years then ended, and the accompanying footnotes, together with the opinion on the consolidated statements of KPMG Peat Marwick, independent certified public accountants, copies of which have been furnished to each of the Lenders, are complete and correct in all material respects and fairly present the financial condition of the LCC Consolidated Entities at such dates and the results of the operations of the LCC Consolidated Entities for the periods covered by such statements, all in accordance with GAP consistently applied. There are no liabilities of any LCC Consolidated Entity, fixed or contingent, which are material but are not reflected in such financial statements or in such notes and which would be required to be recorded in such financial statements or notes in accordance with GAP. No information, exhibit or report furnished by any LCC Consolidated Entity to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or any other Amended Facility Document contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein not materially misleading. Since December 31, 1996, there has been no change which could reasonably be expected to have a Material
Adverse Effect.

                 ARTICLE 3.  CONDITIONS PRECEDENT.

         The effectiveness of this Agreement is subject to the condition precedent that the Administrative Agent shall have received on or before April 15, 1997 (the "Effective Date") each of the following, in form and substance satisfactory to the Administrative Agent and its counsel:

                 (a) counterparts of this Agreement executed by each of the Borrower, the Subsidiary Guarantors, the Lenders and the Administrative Agent; and

                 (b) certified complete and correct copies of each of the financial statements referred to in Section 2.05.

                 ARTICLE 4.  MISCELLANEOUS.

         Section 4.1. Defined Terms. The terms used herein and not defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement.





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         Section 4.2.     Nonwaiver.  Except for the foregoing waivers, the
terms of this Agreement shall not operate as a waiver by the Administrative Agent or any Lender or otherwise prejudice the rights, remedies or powers of the Administrative Agent or any Lender under the Amended Credit Agreement, under any other Amended Facility Document or under applicable law. Except as expressly provided herein: (x) no terms and provisions of the Facility Documents are modified or changed by this Agreement; and (y) the terms and provisions of the Facility Documents shall continue in full force and effect.

         Section 4.3. Reaffirmation. Each of the Obligers acknowledges that the Liens granted to the Administrative Agent under the Security Documents in and to the Collateral secures all of the Obligations. Each of the Obligers further acknowledges and reaffirms all of its other respective obligations and duties under the Amended Facility Documents to which it is a party.

         Section 4.4. Amendments and Waivers. Any provision of this Agreement may be amended or modified only by an instrument in writing signed by the Borrower, the Administrative Agent and the Required Lenders, or by the Borrower and the Administrative Agent acting with the consent of the Required Lenders and any provision of this Agreement may be waived by the Required Lenders or by the Administrative Agent acting with the consent of the Required Lenders.

         Section 4.5. Expenses. The Borrower shall reimburse the Administrative Agent on demand for all reasonable costs, expenses and charges (including, without limitation, reasonable fees of counsel to the Administrative Agent) in connection with the preparation of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Agreement, any other Amended Facility Document and any other documents prepared in connection herewith or therewith.

         Section 4.6. Notices. Unless the party to be notified otherwise notifies the other party in writing as provided in this Section, and except as otherwise provided in this Agreement, notices shall be given in writing to the Administrative Agent, to the Lenders, to the Borrower and to the Subsidiary Guarantors by ordinary mail, hand delivery, overnight courier or telecopier addressed to such party at its address on the signature page of this Agreement. Notices shall be effective: (a) if given by mail, 72 hours after deposit in the mails with first class postage prepaid, addressed as aforesaid; and (b) if given by telecopier, when the telecopy is transmitted to the telecopier number as aforesaid; provided that notices to the Administrative Agent shall be effective upon receipt.





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         Section 4.7.     Headings.  The headings and captions hereunder are
for convenience only and shall not affect the interpretation or construction of this Agreement.

         Section 4.8. Severability. The provisions of this Agreement are intended to be severable. If for any reason any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

         Section 4.9. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing any such counterpart.

         Section 4.10. Integration. The Amended Facility Documents set forth the entire agreement among the parties hereto relating to the transactions contemplated thereby and supersede any prior oral or written statements or agreements with respect to such transactions.

         SECTION 4.11. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.





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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                    BORROWER:

                                    LCC INTERNATIONAL, INC., A DELAWARE
                                      CORPORATION


                                    By  /s/ RICHARD HOZIK
                                      ----------------------------------------
                                             Name:  Richard Hozik
                                             Title: Senior Vice President,
                                                    Treasurer and Chief
                                                    Operating Officer



                                       Address for Notices:

                                       7925 Jones Branch Drive
                                       McLean, Virginia 22102
                                       Attention: Chief Financial Officer
                                       Telecopier No.: (703) 873-2100

                                       with a copy to:

                                       7925 Jones Branch Drive
                                       McLean, Virginia 22102
                                       Attention: General Counsel
                                       Telecopier No.: (703) 873-2100






                 [SIGNATURE PAGE TO FIRST AMENDMENT AGREEMENT]
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                                    SUBSIDIARY GUARANTORS:


                                    LCC DESIGN SERVICES, L.L.C., A DELAWARE
                                      LIMITED LIABILITY COMPANY


                                    By /s/ RICHARD HOZIK
                                      -----------------------------------------
                                             Name:  Richard Hozik
                                             Title:


                                    LCC DEVELOPMENT COMPANY, L.L.C.,
                                      A DELAWARE LIMITED LIABILITY COMPANY



                                    By /s/ RICHARD HOZIK
                                      ----------------------------------------
                                             Name:  Richard Hozik
                                             Title:



                                       Address for Notices:

                                       c/o LCC International, Inc.
                                       7925 Jones Branch Drive
                                       McLean, Virginia 22102
                                       Attention: Chief Financial Officer
                                       Telecopier No.: (703) 873-2100

                                       with a copy to:

                                       c/o LCC International, Inc.
                                       7925 Jones Branch Drive
                                       McLean, Virginia 22102
                                       Attention: General Counsel
                                       Telecopier No.: (703) 873-2100






                 [SIGNATURE PAGE TO FIRST AMENDMENT AGREEMENT]
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                                    ADMINISTRATIVE AGENT:

                                    THE CHASE MANHATTAN BANK



                                    By /s/ ALAN ARIA
                                      -----------------------------------------
                                             Name: Alan Aria
                                             Title:

                                       Address for Notices:

                                       4 Chase Metrotech Center
                                       13th Floor
                                       Brooklyn, NY 11245
                                       Attention: New York Agency


                                       with a copy to:
                                       999 Broad Street
                                       Bridgeport, Connecticut 06604
                                       Attention: Alan Aria






                 [SIGNATURE PAGE TO FIRST AMENDMENT AGREEMENT]
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                                    LENDERS:

                                    THE CHASE MANHATTAN BANK



                                    By  /s/ ALAN ARIA
                                      -----------------------------------------
                                             Name: Alan Aria
                                             Title:


                                       Lending Office and Address for
                                       Notices:

                                       999 Broad Street
                                       Bridgeport, Connecticut 06604
                                       Attention: Alan Aria
                                       Telecopier No.: (203) 382-6573






                 [SIGNATURE PAGE TO FIRST AMENDMENT AGREEMENT]